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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-25989 and 333-21395 on Form S-8 of TouchStone Software Corporation of our report dated March 9, 2000, appearing in the Annual Report on Form 10-KSB of TouchStone Software Corporation for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 11, 2000